UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 16, 2025

(Date of earliest event reported)

TITAN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St., Suite 3001, New York, NY 10022

(Address of principal executive offices, including zip code)

(786) 769-7512
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Titan Pharmaceuticals, Inc. (the “Company”) was held pursuant to notice on June 16, 2025 at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019. As of the record date, there were 914,234 shares of common stock outstanding and entitled to vote at the Annual Meeting. The total number of shares of common stock voted in person or by proxy at the Annual Meeting was 495,640 shares, representing approximately 54.21% of the shares of common stock outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Proxy Statement, and are incorporated herein by reference.

Proposal 1 – The election of five directors, to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Avraham Ben-Tzvi	302,105	7,955
Brynner Chiam	303,761	6,299
Francisco Osvaldo Flores Garcia	300,685	9,375
Firdauz Edmin Bin Mokhtar	303,672	6,388
Gabriel Loh	303,746	6,314

Proposal 2 – Approval of the issuance of more than 20% of the Company’s common stock pursuant to a private placement transaction for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d).

Votes For	Votes Against	Abstentions
280,752	21,666	7,642

Proposal 3 – Approval of an amendment to the Company’s Fourth Amended and Restated 2015 Omnibus Equity Incentive Plan (the “2015 Plan”) to (i) increase the total number of shares authorized for issuance thereunder and (ii) extend the term of the 2015 Plan by an additional five years.

Votes For	Votes Against	Abstentions
281,463	20,676	7,921

Proposal 4 – The ratification of Enrome LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
476,200	9,018	10,422

Proposal 5 – The advisory (non-binding) approval of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions
272,994	22,536	14,530

Proposal 6 – Approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
50,520	255,240	2,840	1,460

After taking into consideration the foregoing voting results and the prior recommendations of the Board of Directors, the Company will hold an advisory “say-on-pay” vote every two years in connection with its annual meeting of stockholders until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interest of the Company.

For Proposals 1, 2, 3, 5 and 6, broker non-votes amounted to 185,580.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

	By:	/s/ Chay Weei Jye
Chay Weei Jye
Chief Executive Officer

Date: June 18, 2025

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